                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: MARCH 29, 1999


                     DAYTON HUDSON RECEIVABLES CORPORATION
            (Exact name of registrant as specified in its charter)

                                   MINNESOTA
                (State or other jurisdiction of incorporation)


         0-26930                                       41-1812153
(Commission File Number)                (I.R.S. Employer Identification Number)



                     Dayton Hudson Receivables Corporation
                            80 South Eighth Street
                            14th Floor, Suite 1401
                         Minneapolis, Minnesota 55402
                                 (612)370-6530
              (Address, including Zip Code, and Telephone Number,
       Including Area Code, of Registrant's Principal Executive Office)



                              Page 1 of 19 Pages
                      The Exhibit Index Appears on Page 3
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ITEM 5:  OTHER EVENTS

The Monthly Servicer's Certificates for the Monthly Period ended February 27, 1999 and the Monthly Certificateholders' Statements for the Monthly Period ended February 27, 1999, with respect to the Class A Asset Backed Certificates, 6.25% Series 1997-1, the Class B Asset Backed Certificates, Series 1997-1, the Class A Asset Backed Certificates, 5.90% Series 1998-1 and the Class B Asset Backed Certificates, Series 1998-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on March 22, 1999, and the Monthly Certificateholders' Statements were then distributed to Certificateholders on March 25, 1999.

The above described Monthly Servicer's Certificates are filed as Exhibits 20.1 and 20.3 to this Report. The above described Monthly Certificateholders' Statements are filed as Exhibits 20.2 and 20.4 to this Report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 29, 1999

                               DAYTON HUDSON RECEIVABLES CORPORATION


                               By:           /s/ JoAnn Bogdan

                               Name:         JoAnn Bogdan
                               Title:        Vice President and Controller
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                                EXHIBIT INDEX

                                                             SEQUENTIALLY
EXHIBIT NUMBER                   DESCRIPTION                 NUMBERED PAGE
--------------                   -----------                 -------------
        20.1         Series 1997-1 Monthly Servicer's              4
                     Certificate for the Monthly
                     Period ended February 27, 1999.

        20.2         Series 1997-1 Monthly                         6
                     Certificateholders' Statement for
                     the Monthly Period ended February
                     27, 1999.

        20.3         Series 1998-1 Monthly Servicer's             12
                     Certificate for the Monthly
                     Period ended February 27, 1999.

        20.4         Series 1998-1 Monthly                        14
                     Certificateholders' Statement for
                     the Monthly Period ended February
                     27, 1999.